UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1 to Form 8-K originally filed March 31, 2010)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2010

OCM HOLDCO, LLC

(Exact name of registrant as specified in its charter)

Delaware	0-52042	20-3673772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 South Grand Avenue 28th Floor Los Angeles, California	90071
(State or other jurisdiction	(Zip Code)
of incorporation)

(213) 830-6300

Registrant’s Telephone Number, including area code:

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02         Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 31, 2010 the Registrant provided its independent certified public accountant, Piercy Bowler Taylor & Kern (“PBTK”), with a copy of the Current Report on Form 8-K (the “Original Filing”) that was filed on the same day with the Securities and Exchange Commission (the “Commission”), and requested that PBTK furnish to the Registrant a letter addressed to the Commission stating whether PBTK agrees with the statements made by the Registrant in the Original Filing and, if not, stating the respects in which it does not agree.

This Amendment No. 1 to the Original Filing is filed for the purpose of adding the correspondence received from PBTK in response to the abovementioned request of the Registrant.

A copy of the letter to the Commission from PBTK is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCM HoldCo, LLC

Date: April 5, 2010	By:	/s/ Stephen A. Kaplan
Stephen A. Kaplan
Manager

EXHIBIT INDEX

99.1	Letter to the Commission from Piercy Bowler Taylor & Kern